FS Energy & Power Fund 8-K

EXHIBIT 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 11, 2015 (together with all exhibits and schedules hereto, this “First Amendment”), is entered into by and between FSEP TERM FUNDING, LLC, a Delaware limited liability company (the “Borrower”), DEUTSCHE BANK AG, NEW YORK BRANCH (“DBNY”) as Administrative Agent (in such capacity, the “Administrative Agent”) and as a lender and each other lender identified on the signature pages hereto (collectively, the “Lenders” and each a “Lender”). Capitalized terms used herein and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement described below.

RECITALS:

A.

The Borrower, DBNY and the Lenders are parties to an Amended and Restated Credit Agreement dated as of June 11, 2014 by and among the Borrower, DBNY, as Administrative Agent and a Lender and the other Lenders party thereto (the “Credit Agreement” and, the Credit Agreement, as amended by this First Amendment, the “Amended Credit Agreement”).

B.

The parties hereto desire, among other things, to (i) extend the Scheduled Commitment Termination Date, (ii) modify certain of the representations and warranties provided by the Borrower under the Credit Agreement, (iii) add an Event of Default to the Credit Agreement and (iv) amend certain of the definitions in the Credit Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.

Amendment of Credit Agreement. Effective as of the First Amendment Closing Date (as defined below), the Credit Agreement is hereby amended as follows:

(a)

Section 5.02 of the Credit Agreement is hereby amended (i) by renumbering the existing paragraph as paragraph (a) of such Section and adding the caption “(a) Due Authorization, Non-Contravention.” at the beginning of such new paragraph (a), and (ii) by adding the following paragraph (b) immediately following newly added paragraph (a) thereof:

“(b)

Investment Company Act.

(i)

The Borrower is a wholly owned Subsidiary of FS Energy.

(ii)

FS Energy (x) is an investment company that has elected to be regulated as a business development company under the Investment Company Act and (y) is not required to register as an “investment company” under the Investment Company Act. FS Advisor is (x) not required to register as an “investment company” under the Investment Company Act and (y) an investment adviser under the Investment Advisers Act of 1940.

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(iii)

The investment of FS Energy in the Borrower is not prohibited by Section 12(d) of the Investment Company Act.

(iv)

The execution, delivery and performance by the Borrower of this Agreement, each other Credit Document and its obligations hereunder and thereunder do not and will not violate any provision of the Investment Company Act or any rule, regulation, statutory guidance, no-action letter or interpretation promulgated by the SEC thereunder applicable to the Borrower, FS Energy or FS Advisor.”

(b)

Section 7.01(m) of the Credit Agreement is hereby amended by (i) deleting the “or” appearing after existing clause (ii) thereof, (ii) deleting the “.” appearing after existing clause (iii) thereof and replacing it with “; or”, and (iii) adding the following new clause (iv) immediately following existing clause (iii) thereof:

“The Equity Owner fails to comply with all leverage requirements and restrictions applicable to Business Development Companies (as such term is used in the Investment Company Act and the rules and regulations promulgated thereunder) applicable to it.”

(c)

The preamble to Section 4 of Annex II to the Credit Agreement is hereby amended by adding “, in each case,” immediately following “from time to time” and prior to “calculate”.

(d)

The definitions of “Scheduled Commitment Termination Date” in Annex I to the Credit Agreement are hereby replaced in their entirety with the following:

““Scheduled Commitment Termination Date” means June 11, 2016.”

(e)

The definition of “Advance Amount” in Annex II to the Credit Agreement is hereby replaced in its entirety with the following:

““Advance Amount” means, as of any date of determination under the Overcollateralization Test (as described in this Section 1), the sum for all Eligible Investments of (a) the product of (i) the Market Value (determined as described in Section 4 below) of such Eligible Investment (determined as described in Section 2 below) and (ii) one minus the Margin Requirement for such Eligible Investment minus (b) the Unpaid Amount as of such date; provided, however, that if the price at which the Borrower has contracted to sell an Eligible Investment (the “Sale Price”) is at any time less than the Market Value Price then, notwithstanding anything herein to the contrary, the Advance Amount shall automatically be decreased until the date of settlement of the sale of such Eligible Investment by an amount equal to the product of (x) the principal amount of the Eligible Investment subject to the sale and (y) the excess of the Market Value Price over the Sale Price.”

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(f)

The definition of “Fund Investments” in Section 5 of Annex II to the Credit Agreement is hereby deleted and replaced in its entirety with the following:

““Fund Investments” means all Cash, Cash Equivalents, Bank Loans, Corporate Bond Securities, Convertible Securities and Equity Securities owned by the Borrower, together with any other financial asset that the Administrative Agent and the Required Lenders have expressly agreed to in writing may be included as a “Fund Investment”. After the Original Closing Date, Fund Investments which the Borrower has contracted to (i) purchase shall be deemed for purposes of the Credit Agreement to be owned by the Borrower from the date of settlement of such purchase and (ii) sell shall cease to be Fund Investments for purposes of the Credit Agreement from the date of settlement. For the avoidance of doubt, “Fund Investments” shall not include Trade Claims.”

Section 2.

Conditions Precedent.

It shall be a condition precedent to the effectiveness of Section 1 of this First Amendment that each of the following conditions is satisfied (the date on which such effectiveness occurs, the “First Amendment Closing Date”):

(a)

Agreements. The Administrative Agent shall have received executed counterparts of this First Amendment and such other documents and instruments requested by the Administrative Agent to be executed in connection therewith duly executed and delivered by an Authorized Representative of the Borrower.

(b)

Evidence of Authority. The Administrative Agent shall have received:

(1)

a certificate of an Authorized Representative of the Borrower and a Responsible Officer (which could be the same person as the Authorized Representative), dated the First Amendment Closing Date, as to:

(i)

the authority of the Borrower to execute and deliver this First Amendment and to perform its obligations under the Amended Credit Agreement, the Notes, and each other Credit Document executed by it, in each case as amended by this First Amendment and each other instrument, agreement or other document to be executed in connection with the transactions contemplated in connection herewith and therewith;

(ii)

the absence of any changes in the Organic Documents of the Borrower since the copies delivered in connection with the closing of the Credit Agreement; and

(2)

such other instruments, agreements or other documents (certified if requested) as the Administrative Agent may reasonably request.

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(c)

Officer’s Certificate. The Administrative Agent shall have received a certificate (which may be the same certificate as reference in Section 2(b)(i) above) of an Authorized Representative of the Borrower and a Responsible Officer (which could be the same person as the Authorized Representative), in each case on behalf of the Borrower dated as of the First Amendment Closing Date, in form and substance reasonably satisfactory to the Administrative Agent (which shall be deemed to have been given under the Credit Agreement), to the effect that, as of such date:

(1)

all conditions set forth in this Section 2 (CONDITIONS PRECEDENT) have been fulfilled;

(2)

all representations and warranties of the Borrower set forth in Article 5 of the Credit Agreement (REPRESENTATIONS AND WARRANTIES) are true and correct in all material respects as if made on the First Amendment Closing Date (unless expressly made as of a certain date, in which case it shall be true and correct in all material respects as of such date);

(3)

all representations and warranties set forth in each of the Collateral Documents are true and correct in all material respects as if made on the First Amendment Closing Date (unless expressly made as of a certain date, in which case it shall be true and correct in all material respects as of such date); and

(4)

no Default or Event of Default shall be continuing.

(d)

Opinion of Counsel. The Administrative Agent shall have received a legal opinion from Dechert LLP, counsel to the Borrower, the Manager and FS Advisor, in form and substance reasonably satisfactory to the Administrative Agent covering such matters as the Administrative Agent may reasonably request.

(e)

Manager Letter. The Administrative Agent shall have received from the Manager a letter in the form of Exhibit A hereto addressed to the Administrative Agent reaffirming all of its obligations under the Manager Letter entered into in connection with the Credit Agreement.

(f)

Equity Owner Letter. The Administrative Agent shall have received from the Equity Owner a letter in the form of Exhibit B hereto addressed to the Administrative Agent reaffirming all of its obligations under the Equity Owner Letter entered into in connection with the Credit Agreement.

(g)

FS Advisor Letter. The Administrative Agent shall have received from FS Advisor a letter in the form of Exhibit C hereto addressed to the Administrative Agent reaffirming all of its obligations under the FS Advisor Letter entered into in connection with the Credit Agreement.

(h)

Closing Fees, Expenses, etc. The Administrative Agent shall have received for its own account, or for the account of the Lenders, as the case may be, all fees, costs and expenses then due and payable to it under or in connection with the Credit Agreement. For the avoidance of doubt, (x) the payment of any fees incurred in connection with the entry into this First Amendment shall not count toward utilization of the limit set forth in clause (x) of the definition of “Administrative Expenses” or toward utilization of any other limit, cap or basket set forth in any Credit Document and (y) any Commitment Fees accrued through the First Amendment Closing Date shall be paid by the Borrower on the first Payment Date following the First Amendment Closing Date.

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(i)

After giving effect to Section 1 of this First Amendment and any requested Borrowing on the First Amendment Closing Date, (1) the aggregate principal amount of all Loans outstanding will not exceed the Maximum Commitment and (2) the Overcollateralization Test is satisfied.

(j)

Satisfactory Legal Form. All limited liability company and other actions or proceedings taken or required to be taken in connection with the transactions contemplated hereby and all agreements, instruments, documents and opinions of counsel executed, submitted, or delivered pursuant to or in connection with this First Amendment by or on behalf of the Borrower shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel; all certificates and opinions delivered pursuant to this First Amendment shall be addressed to the Administrative Agent and the Lenders, or the Administrative Agent and the Lenders shall be expressly entitled to rely thereon; the Administrative Agent and its counsel shall have received all information, and such number of counterpart originals or such certified or other copies of such information, as the Administrative Agent or its counsel may reasonably request; and all legal matters incident to the transactions contemplated by this First Amendment shall be reasonably satisfactory to counsel to the Administrative Agent.

Section 3.

Miscellaneous.

(a)

GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

(b)

Amendments, Etc. None of the terms of this First Amendment may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Borrower and the Administrative Agent (or other applicable party thereto as the case may be), and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(c)

Severability. If any one or more of the covenants, agreements, provisions or terms of this First Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this First Amendment and shall in no way affect the validity or enforceability of the other provisions of this First Amendment.

(d)

Counterparts. This First Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

(e)

Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

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(f)

Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this First Amendment.

(g)

Entire Agreement. This First Amendment constitutes a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall (together with the Amended Credit Agreement and the other Credit Documents) constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the day and year first above written.

BORROWER

FSEP TERM FUNDING, LLC
as Borrower

By:

/s/ Gerald F. Stahlecker
Name: Gerald F. Stahlecker
Title: Executive Vice President

ADMINISTRATIVE AGENT:

DEUTSCHE BANK AG, NEW YORK
BRANCH as Administrative Agent

By:

/s/ Ian R. Jackson
Name: Ian R. Jackson
Title: Director

By:

/s/ Salish Ramakrishna
Name: Salish Ramakrishna
Title: Managing Director

DEUTSCHE BANK AG, NEW YORK
BRANCH, as Lender

By:

/s/ Ian R. Jackson
Name: Ian R. Jackson
Title: Director

By:

/s/ Salish Ramakrishna
Name: Salish Ramakrishna
Title: Managing Director

STATE STREET BANK AND TRUST
COMPANY, as Lender

By:

/s/ Emma Wallace
Name: Emma Wallace
Title: Managing Director